                                                                  Exhibit 10.2

                                                                EXECUTION COPY

                     AMENDMENT TO ASSET PURCHASE AGREEMENT

         THIS AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment"), dated
                                                           ---------
as of March 13, 2007 is between SOLUTIA INC., a Delaware corporation (the "Seller") and THERMPHOS TRADING GMBH, a Swiss company (the "Buyer").
 ------                                                     -----

         WHEREAS, the Seller and the Buyer have entered into that certain Asset Purchase Agreement dated as of March 11, 2007 (the "Purchase Agreement")
                                                          ------------------
pursuant to which the Buyer has agreed to purchase assets of the Seller and its Affiliates (as defined in the Purchase Agreement) that are used or held for use exclusively in the Business (as defined in the Purchase Agreement); and

         WHEREAS, the parties hereto desire to amend the Purchase Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, and the covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted; the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition
            -----------
shall have their respective meanings assigned in the Purchase Agreement.

         2. SECTION 5.9(a). The first sentence of Section 5.9(a) of the
            --------------
Purchase Agreement is hereby amended and restated in its entirety to read as follows:

            The Seller shall file a motion or motions, in form and substance reasonably satisfactory to the Buyer, seeking the issuance and entry by the Bankruptcy Court of the Bidding Procedures Order and the Sale Order and any other orders of the Bankruptcy Court that the Parties reasonably determine are necessary or desirable to effectuate the Transactions and shall use its commercially reasonable efforts to have the Bankruptcy Court issue and enter such orders as soon as practicable (it being acknowledged and agreed that the Seller shall have no obligation to seek an expedited or special hearing date for the hearing on motions relating thereto). The Seller's motion seeking approval of the Bidding Procedures Order and the Sale Order shall be filed no later than March 22, 2007; provided, however, that if the hearing currently scheduled in the Chapter 11 Case for April 11, 2007, is cancelled or rescheduled before March 22, 2007, the Seller shall not be required to file its motion seeking approval of the Bidding Procedures Order and the Sale Order until the date that is no later than 20 days prior to the next regularly scheduled hearing in the Chapter 11 Case following such cancellation or rescheduling.

         3. EFFECT ON PURCHASE AGREEMENT.
            ----------------------------

                     (a) On and after the date hereof, each reference in the
            Purchase Agreement to "this Agreement", "herein", "hereof" or words of similar import shall mean and be a reference to the Purchase Agreement as amended hereby.

                     (b) Except as specifically amended by this Amendment, the
            Purchase Agreement shall remain in full force and effect and the Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

         4. GOVERNING LAW. This Amendment and all disputes or controversies
            -------------
arising out of or relating to this Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

         5. EFFECTIVENESS; COUNTERPARTS. This Amendment may be executed in two
            ---------------------------
or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the undersigned and delivered to the other undersigned.

         6. FACSIMILE SIGNATURE. This Agreement may be executed by facsimile
            -------------------
signature and a facsimile signature shall constitute an original for all purposes.

         7. HEADINGS. The headings contained in this Amendment are for
            --------
convenience of reference purposes only and shall not affect in any way the meaning or interpretation of the Purchase Agreement or this Amendment.

                           [Signature Pages Follow]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                    SOLUTIA INC.


                                    By: /s/ David P. McCool
                                        -------------------
                                    Name: David P. McCool
                                    Title: Vice President and Deputy General
                                    Counsel



                                    THERMPHOS TRADING GMGH


                                    By: /s/ Henk Capello
                                        ----------------
                                    Name: Henk Capello
                                    Title: Director

                                    By: /s/ Carlos Galeano
                                        ------------------
                                    Name: Carlos Galeano
                                    Title: Director



Acknowledged and agreed:


THERMPHOS INTERNATIONAL B.V.

By: /s/ Henk Capello
    ----------------
Name: Henk Capello
Title: Director

By: /s/ Carlos Galeano
    ------------------
Name: Carlos Galeano
Title: Director